1 Summit Therapeutics Appoints Proven Biotech Leader Manmeet S. Soni as Chief Operating Officer Mr. Soni Invests $5 Million in Summit while Joining Executive Team In Corresponding Appointments, Dave Gancarz, Urte Gayko, PhD, Fong Clow, DSc, & Allen S. Yang, MD, PhD, Elevated to Newly Established Leadership Roles Menlo Park, California, October 16, 2023 – Summit Therapeutics Inc. (NASDAQ: SMMT) (“Summit,” “we,” or the “Company”) today announced that Manmeet S. Soni has been appointed as the Company’s Chief Operating Officer, effective immediately. Mr. Soni will remain a member of the Company’s Board of Directors. “Manmeet Soni has few peers in this industry, and his track record speaks for itself,” stated Dr. Maky Zanganeh, Chief Executive Officer and President of Summit. “With our focus on bringing to life our mission to improve the quality and potential duration of lives of patients facing serious unmet medical needs via our investigational novel bispecific antibody, ivonescimab*, we are thrilled to add an accomplished, world-class biopharmaceutical executive to our leadership team. Manmeet will bring substantial value to our organization as we engage in our next steps, including the continued expansion of our organization and the potential commercialization of ivonescimab.” “Manmeet provides excellent stewardship and guidance as a member of our Board, but we are incredibly excited that he has now decided to join us as a member of our executive team,” added Robert W. Duggan, the Company’s Chairman and Chief Executive Officer. “Leveraging his leadership and wisdom on a daily basis is a powerful addition to the already formidable Team Summit. I am grateful for the trust he has displayed in Maky, me, and our team in joining our mission full-time.” Mr. Soni has over 20 years of financial and operational leadership experience and joins Summit from Reata Pharmaceuticals, Inc., where he was President, Chief Operating Officer, & Chief Financial Officer. His tenure at Reata culminated in its sale to Biogen Inc. for $7.5 billion. Prior to joining Reata, Mr. Soni was the CFO at Alnylam Pharmaceuticals, Inc. He was also the CFO at Ariad Pharmaceuticals, Inc., which was purchased by Takeda Pharmaceutical Co. Ltd. for $5.4 billion in 2017. Mr. Soni was the CFO at Pharmacyclics, Inc., which, along with the leadership of Mr. Duggan and Dr. Zanganeh, was sold to AbbVie Inc. for $21 billion in 2015. He serves on the Board of Directors of Pulse Biosciences, Inc. and was previously a board member at Arena Pharmaceuticals, Inc., which was later sold to Pfizer Inc. for $6.7 billion. Mr. Soni has led an array of functions including finance, manufacturing, various strategic functions including ex-US commercial strategy and business development, as well as quality, risk, and program management, amongst others. Throughout his leadership career, he has raised over $7 billion through a variety of financing and business development deals. “Joining Team Summit represents a transformational opportunity to make a material difference for the better, and to improve the lives of cancer patients who face significant challenges,” added Mr. Soni. “I am passionate about the mission and goals of Summit: prioritizing the patient to bring about new advancements in oncology with patient, physician, caregiver, and societal-friendly medicines. I am honored to get to work more closely with this exceptional team as we seek to positively impact the outlook for patients with therapies that improve both quality and duration of life.” In conjunction with his appointment as COO, Mr. Soni is also purchasing shares of the Company worth $5 million via a private placement. In his role as COO, Mr. Soni will be responsible for all commercial activities, finance, manufacturing, legal, information technology, and human resources. * Ivonescimab is an investigational therapy that is not approved by any regulatory agency.

2 Additional Summit Leadership Appointments Today, Summit announces that, effective immediately, the following elevated appointments have been made: • Dave Gancarz as Chief Business & Strategy Officer • Urte Gayko, PhD, as Chief Regulatory, Quality, & Pharmacovigilance Officer • Fong Clow, DSc, as Chief Biometrics Officer • Allen S. Yang, MD, PhD, as Chief Medical Officer “We are very pleased with the progress we are making over the past nine months since we have completed our deal with Akeso to in-license ivonescimab,” noted Mr. Duggan. “Along with Maky, this core group of leaders that we have appointed to these new, well-earned leadership positions has led Team Summit to reach these heights. We are well positioned to achieve our goals: growing awareness and understanding of ivonescimab in North America and Europe and timely progression of our current and planned clinical trials. Team Summit is well-positioned for the next chapter of its growth and prosperity.” “I am extremely proud to be surrounded by such an outstanding leadership team,” added Dr. Zanganeh. “Team Summit brings a wealth of experiences that I believe sets us apart from our peers and provides us with the best opportunity for success as an organization. I would like to congratulate each of our newly elevated leaders on this well-deserved recognition, and I look forward to our expanding success as we continue to embark on our mission.” Mr. Gancarz joined Summit in November 2020 and has held roles of increasing breadth and responsibility. Of note, Mr. Gancarz led the transaction between Summit and Akeso, Inc. to in-license the novel, potentially first- in-class bispecific antibody, ivonescimab, that has become the cornerstone of Summit’s product pipeline. Mr. Gancarz brings over 15 years of strategic leadership, operational, and financial experience. He previously held various leadership roles at Athenahealth, Inc. and PricewaterhouseCoopers LLP. Mr. Gancarz earned his undergraduate and master’s degrees at Stonehill College. As Chief Business & Strategy Officer, he is responsible for business development, corporate strategy, stakeholder relations, alliance management, program management, and medical affairs. Dr. Gayko initially joined Summit as a member of the Board of Directors before transitioning from the Board into a full-time role on our leadership team in April 2022. Dr. Gayko was previously the Global Head of Regulatory Affairs and Pharmacovigilance at Pharmacyclics, as well as Senior Vice President of Drug Development & Regulatory Affairs at Nektar Therapeutics. She brings over 20 years of experience in areas encompassing regulatory and clinical development ranging from pre-commercial entities to large biopharmaceutical companies, including Amgen Inc. and AbbVie Inc. Dr. Gayko led the regulatory approval process for 12 US indications for IMBRUVICA® (ibrutinib) while at Pharmacyclics. She performed her PhD research in molecular and cellular biology at Harvard University. Dr. Gayko is responsible for regulatory affairs, quality assurance, and safety sciences in her role as Chief Regulatory, Quality, & Pharmacovigilance Officer. Dr. Clow joined Summit in July 2021 after over a decade of leadership at Pharmacyclics and later AbbVie. Dr. Clow brings over 30 years of experience, leading extensive teams in biometrics and drug development, including leadership roles at Genentech, Inc. and Novacea, Inc. Specifically, her leadership in biometrics and drug development has contributed to 19 approvals across oncology, cardiovascular, and neurology indications. Dr. Clow has published over 60 manuscripts and conference abstracts. She received her doctoral and master’s degrees from Harvard T.S. Chan School of Public Health, where, in 2019, she received the prestigious Lagakos Distinguished Alumni Award. In her role as Chief Biometrics Officer, Dr. Clow is responsible for all biometrics- related activities, including leading biostatistics and data management. Dr. Yang joined Summit in July 2023, leading clinical development and research activities at Summit. Dr. Yang brings a wealth of experience in clinical oncology, immunotherapy, and bispecific antibody development through his over 20 years of combined clinical and industry experience. Dr. Yang previously served as Chief Medical Officer at Xencor, Inc. and was the acting CMO at Jazz Pharmaceuticals PLC after serving in roles of

3 increasing leadership responsibility starting with leading the hematology and oncology therapeutic area. Dr. Yang was previously on faculty at the University of Southern California, where he also earned his medical degree and PhD. He performed his fellowship at the University of Texas MD Anderson Cancer Center where he was Chief Fellow. Dr. Yang will continue to lead clinical development and all research-related activities in his role as Chief Medical Officer. Summit Therapeutics’ Mission Statement To build a viable, long-lasting health care organization that assumes full responsibility for designing, developing, trial execution and enrollment, regulatory submission and approval, and successful commercialization of patient, physician, caregiver, and societal-friendly medicinal therapy intended to: improve quality of life, increase potential duration of life, and resolve serious medical healthcare needs. To identify and control promising product candidates based on exceptional scientific development and administrational expertise, develop our products in a rapid, cost-efficient manner, and to engage commercialization and/or development partners when appropriate. We accomplish this by building a team of world class professional scientists and business administrators that apply their experience and knowledge to this mission. Team Summit exists to pose, strategize, and execute a path forward in medicinal therapeutic health care that places Summit in a well-deserved, top market share, leadership position. Team Summit assumes full responsibility for stimulating continuous expansion of knowledge, ability, capability, and well-being for all involved stakeholders and highly-valued shareholders. About Ivonescimab Ivonescimab, known as SMT112 in the United States, Canada, Europe, and Japan (Summit’s license territories), and as AK112 in China and Australia, is a novel, potential first-in-class investigational bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti-angiogenesis effects associated with blocking VEGF into a single molecule. Ivonescimab was discovered by Akeso Inc. (HKEX Code: 9926.HK) and is currently engaged in multiple Phase III clinical trials. Summit has begun its clinical development of ivonescimab in NSCLC, enrolling the first patient in its license territory in 2023, with multiple Phase III clinical trials intended to be initiated in 2023. Over 825 patients have been treated with ivonescimab in clinical studies in China and Australia, with enrollment beginning recently in the United States. About Summit Therapeutics Summit was founded in 2003 and our shares are listed on the Nasdaq Global Market (symbol ‘SMMT’). We are headquartered in Menlo Park, California, and we have additional offices in Oxford, UK. For more information, please visit https://www.smmttx.com and follow us on X (formerly Twitter) @summitplc. Contact Summit Investor Relations: Dave Gancarz Chief Business & Strategy Officer investors@smmttx.com Summit Forward-looking Statements Any statements in this press release about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the impact of the COVID-19 pandemic on the Company’s

4 operations and clinical trials, potential acquisitions and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the results of our evaluation of the underlying data in connection with the development and commercialization activities for SMT112, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises, including the coronavirus COVID-19 outbreak, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of SMT112. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this press release.